For Immediate Release	Contact Information
Monday, May 18, 2009	James E. Sigmon
(210) 496-5300 ext. 216, jsigmon@txco.com

TXCO Resources Files Voluntary Bankruptcy Petition Under Chapter 11

SAN ANTONIO -- May 18, 2009 -- TXCO Resources Inc. (Nasdaq:TXCO) today announced the Company and its subsidiaries have filed voluntary petitions for relief under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Western District of Texas.

The filing was precipitated by a series of events that led to a contraction in TXCO's liquidity, impairing its ability to operate its business. The Company has continued to experience substantial difficulties in meeting short-term cash needs, particularly in relation to vendor commitments. Extreme volatility in energy prices and a deteriorating global economy have created difficulties in the capital markets and have hindered TXCO's ability to raise debt and/or equity capital. Faced with these constraints, and after extensive efforts to improve the Company's liquidity, TXCO and its subsidiaries filed their chapter 11 petitions.

The Company has filed a variety of first day motions with the Court that, with Court approval, will allow it to continue to conduct business without interruption. These motions are primarily designed to obtain post bankruptcy financing and minimize the impact on the Company's operations, customers and employees. During the reorganization process, suppliers should expect to be paid for post-petition purchases of goods and services in the ordinary course of business.

TXCO filed a motion with the Bankruptcy Court for an interim order seeking approval of an anticipated debtor-in-possession financing pursuant to a Summary of Terms and Conditions with potential DIP lenders (the "DIP Term Sheet"). The DIP Term Sheet contemplates that certain lenders would provide to TXCO debtor-in-possession financing (the "DIP Facility") composed of a multiple draw term loan facility in an aggregate principal amount of up to $32,000,000 (the "Total Commitment"), with an initial $12,500,000 anticipated to be made available on an interim basis subject to the fulfillment by TXCO of specified conditions precedent, including entry by the Bankruptcy Court of an interim order. The anticipated commitment of the DIP lenders to provide DIP loans under the DIP Facility is subject to a number of conditions, including entry by the Bankruptcy Court of an interim order and completion of loan documentation satisfactory in form and substance to the DIP lenders. There can be no assurance that TXCO will be able to obtain financing on the terms proposed in the DIP Term Sheet or at all.

About TXCO Resources
TXCO Resources is an independent oil and gas enterprise with interests in the Maverick Basin, the onshore Gulf Coast region and the Marfa Basin of Texas, and the Midcontinent region of western Oklahoma. TXCO's business strategy is to acquire undeveloped mineral interests and internally developing a multi-year drilling inventory through the use of advanced technologies, such as 3-D seismic and horizontal drilling. It accounts for its oil and gas operations under the successful efforts method of accounting and trades its common stock on Nasdaq's Global Select Market under the symbol "TXCO." Additional information, including recent regulatory filings and investor presentations, is available at the Company's Web site, www.txco.com.

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Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by TXCO and its subsidiaries (the "Company") regarding future events and developments and the Company's future performance, including statements regarding proceedings relating to the Company's petitions for relief under chapter 11 of Title 11 of the United States Code and the Company's operations and funding during the chapter 11 process, as well as other statements of management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forwarding-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company's management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company's future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, TXCO undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Such statements include those relating to: forecasts of the Company's ability to successfully reorganize and emerge from bankruptcy; estimated financial results; liquidity needs; the Company's ability to finance the Company's working capital requirements; expected oil and gas prices; production volumes; well test results; reserve levels; number of drilling locations; expected drilling plans, including the timing, category, number, depth, cost and/or success of wells to be drilled; expected geological formations; or the availability of specific services, equipment or technologies.

Investors are cautioned that all forward-looking statements involve risks and uncertainties including without limitation the Company's ability to continue as a going concern; the Company's ability to obtain debtor-in-possession (DIP) financing on an interim or final basis; the Company's ability to operate pursuant to the terms and conditions of any DIP financing and any cash collateral order entered by the United States Bankruptcy Court for the Western District of Texas in connection with the Company's bankruptcy cases; the Company's ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by the Company from time to time; the Company's ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Company's bankruptcy cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or to convert the Company's bankruptcy cases to cases under chapter 7 of the U.S. Bankruptcy Code; the Company's ability to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Company's bankruptcy cases on the Company's liquidity or results of operations; the Company's ability to fund and execute its business plan; the Company's ability to attract, motivate and retain key executives and employees; the Company's ability to attract and retain customers; the Company's ability to obtain capital to fund the Company's working capital or other needs; the adequacy of the Company's liquidity and ability to meet cash commitments, working capital needs, lender and vendor obligations; general market conditions; adverse capital and credit market conditions; the costs and accidental risks inherent in exploring and developing new oil and natural gas reserves; the price for which such reserves and production can be sold; fluctuation in prices of oil and natural gas; the uncertainties inherent in estimating quantities of proved reserves and cash flows; competition; actions by third party co-owners in properties in which the Company also owns an interest; acquisitions of properties and businesses; operating hazards; environmental concerns affecting the drilling of oil and natural gas wells; impairment of oil and natural gas properties due to depletion or other causes; and hedging decisions, including whether or not to hedge. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities and TXCO's common stock and preferred stock. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 cases to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.